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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 9, 2006

                             CHINA BAK BATTERY, INC.
               (Exact Name of Registrant as Specified in Charter)

             Nevada                    000-49712               86-0442833
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

        BAK Indistrial Park, No. 1 BAK Street
           Kuichong Town, Longgang District
          Shenzhen, Peoples Republic of China                   518119
       (Address of Principal Executive Offices)               (Zip Code)

     Registrant's telephone number, including area code: (86-755) 8977-0093

                                 Not applicable.
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 9, 2006, China BAK Battery, Inc. announced its financial results for the fiscal quarter ended December 31, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit
99.1 to this Current Report on Form 8-K pursuant to Item 2.02.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

          (d)  Exhibits

               The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

               99.1 Press Release issued by China BAK Battery, Inc. on February 9, 2006.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CHINA BAK BATTERY, INC.


Date: February 9, 2006                               By: /s/ Yongbin Han
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                                                         Yongbin Han
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX
Exhibit
No.         Description
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99.1        Press Release issued by China BAK Battery, Inc. on February 9, 2006.